                                                                   EXHIBIT 10.10

                              CASE FINANCIAL, INC.
                            (A DELAWARE CORPORATION)

                         -------------------------------

                               8% PROMISSORY NOTE
                          $600,000.00 PRINCIPAL AMOUNT
                                  INTEREST ONLY

                                DUE MAY 23, 2004

                         -------------------------------


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. TRANSFER OF THIS NOTE IS RESTRICTED PURSUANT TO SUCH LAWS.



                                                              Encino, California
$600,000.00                                                         May 24, 2002


         1.       NOTE.

              1.1 Case Financial, Inc., a Delaware corporation (formerly Asia Web Holdings, Inc.) (the "Company" or the "Borrower"), hereby promises to pay to the order of Harvey Bibicoff, (the "Holder") the amount of $600,000.00 by May 23, 2004 ("Due Date") and to pay interest at eight percent (8%) PER ANNUM on the outstanding principal. Payments shall be made to the Holder in lawful money of the United States at 4101 Clarinda Drive, Tarzana, CA 91356, or at such other place as the Holder may specify in writing.

              1.2 The Note is one of a duly authorized issue of Notes of the Company limited to the aggregate, principal amount of $700,000.00 issued or to be issued under and pursuant to a Plan of Reorganization and Acquisition dated May 18, 2002 (the "Reorganization Plan") duly executed between the Company and the Holder. Interest shall be paid monthly commencing May 31, 2002 until payments of the principal sum have been made.

              1.3 In the event the Company does not make, when due, any payment of principal or interest required to be made hereunder, the Company will pay, on demand, interest on the amount of any overdue payment of principal or interest for the period following the Due Date of such payment, at a rate of twelve percent (12%) per annum.

         2. DEFAULT. In the event of an occurrence of any event of default specified below, the principal and all accrued interest on the Note shall become immediately due and payable without notice, except as specified below. The occurrence of any of the following events shall constitute an event of default under this Note:

              2.1 The Company fails to make any payment hereunder when due, which failure has not been cured within fifteen (15) days following such failure.

              2.2 If the Company shall default in the observance or performance of any covenant contained in or provision of the Reorganization Plan herewith between, among others, the Company and the Holder and which as not been cured within ten (10) days of the receipt by the Company of written notice thereof from or on behalf of the Holder.

              2.3 If the Company shall default in the payment or performance of any obligation, or any defined event of default, under any contract or instrument pursuant to which Borrower has incurred any debt or other liability to any person or entity, including the Holder.

              2.4 If the Borrower shall file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statue of the United States of America or any state; or

              2.5 If a court of competent jurisdiction shall enter an order, judgment or decree appoint a custodian, receiver, trustee, liquidator or conservator of the Borrower or of the whole or any substantial part of its properties, or approve a petition filed against the Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its properties; or is there is commenced against the Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if the Borrower by any act indicates its consent to or approval of any such proceeding or petition; or

              2.6 If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against the Borrower which by itself or together with all other such judgments rendered against the Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $250,000 or (ii) there is any attachment or execution against the Borrower's properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against the Borrower's properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $250,000.

         3. LATE CHARGE. Without limiting Holder's other rights and remedies, in the event any installment of principal or interest is not paid in full on or before the date due, Borrower agrees to pay to Holder an amount equal to 5% of the installment (or portion thereof) not paid as liquidated damages.

         4. PREPAYMENT. Borrower may prepay any or all amounts due under this Note at any time without penalty; provided, however, that Borrower, as a condition of repayment of some or all of the balance hereof, shall deliver written notice of its intention to prepay at least three (3) calendar days prior to the date of such prepayment.

         5. SUBORDINATION. The indebtedness evidenced by this Note shall only be subordinated in right of payment to the prior payment in full of all future bank rediscount lines of credit or loans.

         6.       SECURITIES LAW COMPLIANCE. The Holder understands that this
                  Note is subject to full compliance with the provisions of all applicable securities laws and that the certificate or certificates evidencing such Note will bear a legend to the following effect:

                           "THE SECURITIES EVIDENCED HEREBY MAY NOT BE
                           TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR (ii) SUCH REGISTRATION."

         7. NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by United States mail, certified, or by overnight delivery service. For the purposes hereof, the address of the Holder and the address of the Holder and the address of the Company shall be as follows:

                     Company:                               Holder:
                     Case Financial, Inc.                   Harvey Bibicoff
                     15060 Ventura Blvd., #240              4101 Clarinda Drive
                     Sherman Oaks, CA  91403                Tarzana, CA  91356

                  Both the Holder and the Company may change the address for service by written notice to the other as herein provided.

         8. NO WAIVER RIGHT AND REMEDIES CUMULATIVE. No failure on the part of the Holder to exercise ,and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Borrower and the Holder.

         9. COSTS AND EXPENSES. Borrower shall pay to Holder, upon demand the full amount of all costs and expenses incurred by Holder in connection with the enforcement of the Holder's rights and the collection of any amounts which become due to Holder under this Note.

         10. AMENDMENTS. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Holder there from shall be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         11. SUCCESSORS AND ASSIGNS. This Note shall be binding upon the Borrower and its successors and assign and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

         12. SEVERABILITY. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

         13. WAIVER OF NOTICE. The Borrower hereby waives presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         14. GOVERNING LAW. This Note has been executed in and shall be governed by the laws of the State of California.

         15. NOTE HOLDER IS NOT A SHAREHOLDER. No Holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Note be construed to confer on any Holder of this Note any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

         16. EXCHANGE AND REPLACEMENT OF NOTE. Upon surrender of this Note to the Borrower, the Borrower shall execute and deliver, at its expense, one or more new Notes of such denominations and in such names, as requested by the holder of the surrendered Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation, or destruction of any Note, the Borrower will make and deliver a new Note, of like tenor, at the request of the holder of such Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed by its authorized officers as of the 24th day of May, 2002.

ATTEST:                                       CASE FINANCIAL, INC.




By: /S/ Lorne Pollock                         By: /S/ Eric Alden
   ------------------------------                 -----------------------------
   Lorne Pollock, Secretary                       Eric Alden, CEO